Exhibit 10.28

[***] Certain information in this document has been omitted from this exhibit because (i) the Company customarily and actually treats such information as private or confidential and (ii) the omitted information is not material.

AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

THIS AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

(this “Amendment”) is entered into as of May 25, 2021 (the “Effective Date”), by and among ATAI LIFE SCIENCES AG, a German corporation (“ATAI”), and FSV7, INC., a Delaware corporation now named RECOGNIFY LIFE SCIENCES, INC. (the “Company” and referred to, collectively with ATAI, as the “Parties”).

W I T N E S S E T H:

A.
The Parties have entered into that certain SERIES A PREFERRED STOCK PURCHASE AGREEMENT dated as of November 6, 2020 (the “SPA”).

B.
The Company needs additional funding for its phase 2a Study and ATAI agrees to provide $[***] as a pre-payment on Milestone 2 (“Pre-Payment”).

C.
ATAI and the Company desire to amend the SPA in connection with the Pre- Payment.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the SPA.

SECTION 2. Pre-Payment of a Portion of Milestone 2. The Parties agree that, otherwise pursuant to the terms and subject to the conditions set forth in the SPA, ATAI shall pay the Company $[***] as soon as practicable following the signing this Amendment and that the Company shall release [***] shares of Series A Preferred Stock to ATAI.

SECTION 3. Amendments. The Parties agree that the SPA shall be amended as follows:

(1)
Section 1.3(a)(ii) shall be amended to read as follows: “[***] shares of Series A Preferred Stock at the Purchase Price on the certification by the Board (as confirmed by ATAI, which confirmation not to be unreasonably withheld) that the events specified

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under “Milestone 2” in Exhibit I attached to this Agreement have occurred (“Milestone 2”); and” and

(2)
The last sentence of Milestone 2 in Exhibit I of the SPA shall be amended to read as follows: “At the completion of a positive Stage 1, upon the certification by the Board pursuant to Section 1.3(a)(ii) of the Agreement, ATAI shall pay to the Company

$[***]. This funding will be used to fund Stage 2.”

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SECTION 4. Use of Proceeds. The Parties agree that, notwithstanding anything set forth in Section 1.5 of the SPA to the contrary, the proceeds from the Pre-Payment covered by this Amendment shall be used to fund the first phase 2a Study.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by facsimile or other electronic transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.hellosign.com) of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

SECTION 6. SPA. Other than as specifically set forth herein, the SPA shall remain in full force and effect.

SECTION 7. Miscellaneous. Sections 6.2, 6.3, 6.5 through 6.13 and 6.15 of the SPA (or any successor provisions thereto) shall apply to this Amendment mutatis mutandis.

[Signature Pages Follow]

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Each of the undersigned has caused the Amendment to be duly executed and delivered as of the date first above written.

RECOGNIFY LIFE SCIENCES, INC.

By: /s/ Matthew P. Pando

Name: Matthew P. Pando

Title: Chief Executive Officer

ATAI LIFE SCIENCES AG

By: /s/ Florian Brand

Name: Florian Brand

Title: Chief Executive Officer

Recognify Life Sciences, Inc. – Signature Page to Amendment to Series A Stock Purchase Agreement

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